As Filed With the Securities and Exchange Commission on December 30, 1998

                                                      Registration No. 33-32819
                                                                       811-6023
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                         POST-EFFECTIVE AMENDMENT NO. 13                     [x]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                AMENDMENT NO. 15                             [x]



                          MANAGED MUNICIPAL FUND, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                717 Fifth Avenue
                            New York, New York 10022
                    ---------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                          ----------------

                               Edward J. Veilleux
                                One South Street
                            Baltimore, Maryland 21202
                      -------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                        Philadelphia, Pennsylvania 19103


--------------------------------------------------------------------------------


It is proposed that this filing will become effective (check appropriate box)

        immediately upon filing pursuant to paragraph (b)
   ----
        on March 1, 1999 pursuant to paragraph (b)
   ----
        60 days after filing pursuant to paragraph (a)(1)
   ----
        75 days after filing pursuant to paragraph (a)(2)
   ----
    X   on March 1, 1999 pursuant to paragraph (a)(2) of Rule 485.
   ----

--------------------------------------------------------------------------------

                                 FLAG INVESTORS
                      MANAGED MUNICIPAL FUND CLASS A SHARES
                    (A Class of Managed Municipal Fund, Inc.)

                    Prospectus & Application -- March 1, 1999
--------------------------------------------------------------------------------
         This mutual fund (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares") of the Fund.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Summary............................................................2

Fees and Expenses of the Fund.................................................4

Investment Program............................................................5

The Fund's Net Asset Value....................................................6

How to Buy Shares.............................................................7

How to Redeem Shares..........................................................8

Telephone Transactions........................................................9

Sales Charges................................................................10

Dividends and Taxes..........................................................14

Investment Advisor...........................................................14

Administrator................................................................15

Financial Highlights.........................................................16

Application.................................................................A-1



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203


  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund's investment objective is a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax. To achieve this objective, the Fund will invest primarily in tax-exempt municipal obligations of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") will consider both a security's yield and its potential for capital gains and appreciation resulting from changes in interest rates.

Risk Profile


         The Fund is best suited for investors who are seeking a high level of total return including some income exempt from federal income taxes, but who want the value of their investment to remain relatively stable. The value of an investment in the Fund will vary from day-to day based on the prices of the municipal obligations in the Fund's portfolio. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. The prices of municipal obligations will respond to economic and market factors, especially interest rate changes. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. These price fluctuations will generally be greater at times when the average maturity of the Fund's portfolio securities is longer. The success of the Fund's investment approach will depend on the Advisor's ability to determine which direction interest rates are likely to move. While income distributions from the Fund will generally be tax exempt, distributions of capital gains will be taxable. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.


Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*
                          For years ended December 31,

                                  1991   11.02%
                                  1992    6.65%
                                  1993   11.41%
                                  1994  -6.279%
                                  1995   17.78%
                                  1996    2.72%
                                  1997     8.4%
                                  1998

        * The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the 8-year period shown in the bar chart, the highest return for a quarter was _____% (quarter ended ______________) and the lowest return for a quarter was _____% (quarter ended ____________).

Average Annual Total Return (for periods ended December 31, 1998)


                                         Lehman
                                        Brothers        Lehman
                                        General        Brothers        Consumer
                     Class A           Obligation     Prerefunded       Price
                     Shares(1)          Index(2)       Index(2)        Index(2)

Past One Year .....   _____%             _____%         _____%         _____%

Past Five Years....   _____%             _____%         _____%         _____%

Past Ten Years.....   _____%             _____%         _____%         _____%

Since Inception....   _____% (10/23/90)  _____%(3)      _____%(3)      _____%(3)


---------------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) The Lehman Brothers General Obligation Index reflects general municipal market performance. The Lehman Brothers Prerefunded Index is a better indicator of the Fund's performance due to its higher quality characteristics. These indices are passive measurements of municipal bond performance. They do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Funds results. The Consumer Price Index is a widely used measure of inflation. The Advisor is not aware of any single index that contains securities with substantially the same securities as the Fund.

(3) For the period from 10/31/90 through 12/31/98.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares.

Shareholder Transaction Expenses:
 (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price).........................................  4.50%*
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is lower)
  For purchases made on or before May 1, 1999 ..........................  0.50%*
  For purchases made on or after May 1, 1999............................  1.00%*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............  None
Redemption Fee .........................................................  None
Exchange Fee............................................................  None



Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees........................................................ 0.40%
Distribution and/or Service (12b-1) Fees............................... 0.25%
Other Expenses ........................................................ 0.48%
                                                                        -----
Total Annual Fund Operating Expenses................................... 1.13%
                                                                        -----
Less Fee Waivers.......................................................(0.23%)**

Net Expenses (contractual limitation through February 29, 2000)........ 0.90%
                                                                        =====

------------
 * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
** The Advisor and the Fund's administrator have contractually agreed to limit their fees proportionately so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.90% of the Fund's average daily net assets. This agreement will continue until February 29, 2000 and may be extended.



Example

     This Example is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year         3 Years         5 Years        10 Years
                                                         ------         -------         -------        --------
Class A Shares.................................           $538*          $772*          $1,025*         $1,756*



---------
 * Based on Total Annual Fund Operating Expenses after fee waivers and reimbursements for year 1 only.


         Assuming no redemption, expenses for Class A Shares would be the same as in the above Example.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The investment objective of the Fund is a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

         The Fund will invest primarily in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the Advisor will consider a security's potential for capital gain and appreciation resulting from changes in interest rates when choosing an investment for the Fund.


         In selecting investments, the Advisor will be free to take full advantage of the entire range of maturities offered by municipal obligations. At certain times the average maturity of the Fund's portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). The portfolio's average maturity will depend on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman is a leading economist who writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates.

         An investment in the Fund entails risk. Municipal obligations are subject to interest rate risk. The value of municipal obligations changes as interest rates fluctuate. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of the fluctuations will generally be greater at times when the Fund's average maturity is longer. While income distributions from the Fund will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objective, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. There can be no guarantee that the Advisor's economic analysis will accurately predict interest rate trends or that portfolio strategies based on Mr. Hyman's economic analysis will be effective. There can be no assurance that the Fund will achieve its goals.



         Even under normal market conditions, the Fund may invest to a limited extent in taxable obligations. To protect the Fund under adverse market conditions, the Advisor may make temporary, defensive investments in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary, defensive investments may include taxable investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.


         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.


         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Class A Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Class A Shares.


HOW TO BUY SHARES

         You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

         o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

         You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of Class A Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Class A Shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the Class A Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on Class A Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Class A Shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

         If you redeem sufficient Class A Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Class A Shares after giving you 60 days' notice. The Fund reserves the right to redeem Class A Shares in kind under certain circumstances.

         If you own Class A Shares having a value of at least $10,000, you may arrange to have some of your Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

         If your Class A Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Class A Shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Class A Shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy Class A Shares will be the offering price which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                            Class A
                                                          Sales Charge
                                                            as %  of
                                                  ------------------------------

                                                    Offering      Net Amount
        Amount of Purchase                           Price          Invested
--------------------------------------------------------------------------------
Less than    $ 50,000 ..........................     4.50%           4.71%
$   50,000 - $ 99,999 ..........................     3.50%           3.63%
$  100,000 - $249,999...........................     2.50%           2.56%
$  250,000 - $499,999...........................     2.00%           2.04%
$  500,000 - $999,999...........................     1.50%           1.52%
$1,000,000 and over   ..........................      None            None
--------------------------------------------------------------------------------

        Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares, you may pay a sales charge when you redeem your Class A Shares. Refer to the section on sales charges on redemptions for details.

        The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

        Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

        Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Class A Shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).


3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Class A Shares.


4) If you are buying shares in any of the following types of accounts:

    (i)  A qualified retirement plan;

    (ii) A Flag Investors fund payroll savings plan program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

        You may exchange Class A shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A Shares, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

        You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

        The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                           Sales Charge as a Percentage of the
                                            Dollar Amount Subject to Charge

Years Since Purchase                               (As % of Cost or Value)
--------------------------------------------------------------------------------
First ................................................       1.00%*
Second ...............................................       0.50%*
Thereafter ...........................................        None
--------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more. For purchases of $1 million or more of Class A Shares made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table. Your securities dealer may be paid a commission at the time of purchase on purchases of $1 million or more of Class A Shares.


         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to Class A shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased Class A Shares at various times, the sales charge will be applied first to the Class A Shares you have owned for the longest period of time.

3) If you acquired the Class A Shares through an exchange of Class A Shares of another Flag Investors fund, the period of time you held the original Class A Shares will be combined with the period of time you held the Class A Shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the Class A Shares or their value at the time of your redemption.

         Waiver of Sales Charge. You may redeem Class A Shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your Class A Shares for Class A Shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your Class A Share balance.

3) If Class A Shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

    (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

4) If your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Distributor any payments received when you bought your shares.

Distribution Plan

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to

0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund intends to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem Class A Shares, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of Class A Shares of the Fund for Class A shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment. In particular, the state and local taxation of tax-exempt income paid by the Fund may differ from the rules for federal income taxation described above.


INVESTMENT ADVISOR


         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. As of December 31, 1998, the Advisor had approximately $____ million under management. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $____ billion of net assets as of December 31, 1998.

         As compensation for its services for the fiscal year ended October 31, 1998, ISI received from the Fund a fee equal to 0.25% (net of fee waivers) of the Fund's average daily net assets. The Advisor and the Fund's administrator, have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed 0.90% of its average daily net assets.

Portfolio Managers

         Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and President and a Director of the Fund, have shared direct portfolio management responsibility for the Fund since its inception.

         Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, Institutional Investor, which rates analysts and economists on an annual basis has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last nineteen years.

         Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

         Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.


(For a share outstanding throughout each period)
-------------------------------------------------------------------------------------------------------
                                                                 Class A Shares
                                                    ---------------------------------------------------
                                                              For the Year Ended October
                                                    ---------------------------------------------------
                                                    1998        1997       1996       1995       1994
Per Share Operating Performance:
   Net asset value at beginning of year......       $10.79      $10.58     $10.65      $9.81      $11.10
                                                    ------      ------     ------      -----      ------
Income from Investment Operations:
   Net investment income.....................         0.46        0.52       0.48       0.48        0.46
   Net realized and unrealized gain/(loss)
      on investments.........................         0.33        0.24         --       0.98       (1.15)
                                                      ----        ----       ----       ----       ------
   Total from Investment Operations..........         0.79        0.76       0.48       1.46       (0.69)
                                                      ----        ----       ----       ----       ------

Less Distributions:
   Distributions from net investment income
     and net realized short-term gains.......        (0.54)      (0.52)     (0.54)     (0.54)      (0.56)
                                                                                                   ------
   Distributions from net realized mid-term
     and long-term gains.....................        (0.03)      (0.03)     (0.01)     (0.08)      (0.04)
                                                    ------      ------     ------     ------       ------

   Total distributions.......................        (0.57)      (0.55)     (0.55)     (0.62)      (0.60)
                                                    ------      ------     ------     ------       ------
   Net asset value at end of year ...........       $11.01      $10.79     $10.58     $10.65       $9.81
                                                   =======     =======    =======    =======       =====

Total Return(1)..............................         7.51%       7.43%      4.67%     15.42%      (6.49)%

Ratios to Average Daily Net Assets:
   Expenses(2) ..............................         0.90%       0.90%      0.90%      0.90%       0.90%
   Net investment income(3)..................         4.24%       4.46%      4.48%      4.72%       4.37%

Supplemental Data:
   Net assets at end of year (000):
   ISI Class Shares..........................      $80,749     $79,003    $84,712    $86,292     $83,607
   Flag Investors Class A Shares.............      $37,212     $38,390    $41,193    $45,980     $49,903
   Portfolio turnover rate...................           18%         26%       32%        55%         37%


---------------------------
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been 1.13%, 1.10%, 1.13% 1.10% and 1.11% for the years ended October 31, 1998, 1997, 1996, 1995 and
    1994, respectively.
(3) Without the waiver of advisory and administration fees, the ratio of net investment income to average daily net assets would have been 4.01%, 4.26%, 4.25%, 4.52% and 4.16% for the years ended October 31, 1998, 1997, 1996,
    1995 and 1994, respectively.

              FLAG INVESTORS MANAGED MUNICIPAL FUND CLASS A SHARES
                             NEW ACCOUNT APPLICATION

Make check payable to "Flag Investors Managed Municipal          For assistance in completing this Application
Fund Class A Shares" and mail with this Application to:          please call: 1-800-553-8080,
                                                                 Monday through Friday, 8:30 a.m. to
                                                                 5:30 p.m. (Eastern Time).


  Flag Investors Funds
  P.O.  Box 419663
  Kansas City, MO  64141-6663
  Attn:  Flag Investors Managed Municipal Fund Class A Shares

I enclose a check for $_____ payable to "Flag Investors Managed Municipal Fund Class A Shares" for the purchase of Flag Investors Managed Municipal Fund Class A Shares.
                    ----------------------------------------
                    Your Account Registration (Please Print)
                    ----------------------------------------


Existing Account No., if any:_____________________________________

Individual or Joint Tenant                                    Gifts to Minors


_________________________________________________             __________________________________________
First Name           Initial           Last Name              Custodian's Name (only one allowed by law)



_________________________________________________             __________________________________________
Social Security Number                                        Minor's Name (only one)



__________________________________________________            _______________________________  ___________________________________
Joint Tenant         Initial          Last Name               Social Security Number of Minor  Minor's Date of Birth  (Mo./Day/Yr.)

                                                              under the____________________ Uniform Gifts to Minors Act
                                                                       (State of Residence)

Corporations, Trusts, Partnerships, etc.                      Mailing Address


____________________________________________________          _____________________________________________
Name of Corporation, Trust or Partnership                     Street



__________________________________   ________________         _______________________________________________
Tax ID Number                        Date of Trust            City                       State            Zip

                                                              (   )
________________________________________________________      _______________________________________________
Name of Trustees (if to be included in the Registration)      Daytime Phone

________________________________________________________
For the Benefit of

                          ---------------------------
                          Letter of Intent (Optional)
                          ---------------------------


|_| I agree to the Letter of Intent set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Flag Investors Managed Municipal Fund Class A Shares, in an aggregate amount at least equal to:


|_|$50,000   |_|$100,000   |_|$250,000   |_|$500,000   |_|$1,000,000

                        --------------------------------
                        Right of Accumulation (Optional)
                        --------------------------------


List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.


 Fund Name      Account No.       Owner's Name        Relationship
 ---------      -----------       ------------        ------------

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                              --------------------
                              Distribution Options
                              --------------------

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.


   Income Dividends                         Capital Gains
   |_|  Reinvested in additional shares     |_|  Reinvested in additional shares
   |_| Paid in cash                         |_| Paid in cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                      -----------------------------------
                      Automatic Investing Plan (Optional)
                      -----------------------------------

|_| I authorize you as Agent for the Automatic Investing Plan to automatically invest $ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment:  $250

Subsequent Investments (check one):  |_| Monthly ($100 minimum)
                                     |_| Quarterly ($250 minimum)

                                                   -----------------------------
                                                   Please attach a voided check.
                                                   -----------------------------


________________________________________________            ____________________________________________________________________
Bank Name                                                   Depositor's Signature              Date

________________________________________________            _____________________________________________________________________
Existing Flag Investors Fund Account No., if any            Depositor's Signature (if joint acct., both must sign)       Date

                     -------------------------------------
                     Systematic Withdrawal Plan (Optional)
                     -------------------------------------


|_| Beginning the month of__________, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $________, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

Frequency (check one): |_| Monthly      |_| Quarterly (January, April, July
                                            and October)

                             ----------------------
                             Telephone Transactions
                             ----------------------

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:


No, I/We do not want:

   |_|Telephone redemption privileges        |_|Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:


Bank:___________________________         Bank Account No.:_____________________

Address:________________________         Bank Account Name:____________________

                      ------------------------------------
                      Signature and Taxpayer Certification
                      ------------------------------------
--------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

|_| U.S. Citizen/Taxpayer:

     |_| I certify that (1) the number shown above on this form is the correct
         Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or
         (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     |_| If no Tax ID Number or Social Security Number has been provided above,
         I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W- 9. You may request such form by calling the Transfer Agent at 800-553-8080.)

|_| Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:____________________________________________________________


     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------


____________________________  __________________________________________________
Signature              Date   Signature (if joint acct., both must sign)    Date

--------------------
For Dealer Use Only
--------------------

Dealer's Name: ______________________       Dealer Code:______________________
Dealer's Address:____________________       Branch Code:______________________
Representative: _____________________       Rep. No.: ________________________

              FLAG INVESTORS MANAGED MUNICIPAL FUND CLASS A SHARES
                    (A Class of Managed Municipal Fund, Inc.)



                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022




              Administrator                           Distributor
    INVESTMENT COMPANY CAPITAL CORP.            ICC DISTRIBUTORS, INC.
            One South Street                     Two Portland Square
       Baltimore, Maryland 21202                Portland, Maine 04101




             Transfer Agent                    Independent Accountants
    INVESTMENT COMPANY CAPITAL CORP.          PRICEWATERHOUSECOOPERS LLP
            One South Street                    250 West Pratt Street
       Baltimore, Maryland 21202              Baltimore, Maryland 21201
             1-800-553-8080



               Custodian                             Fund Counsel
         BANKERS TRUST COMPANY               MORGAN, LEWIS & BOCKIUS LLP
           130 Liberty Street                     1701 Market Street
        New York, New York 10006           Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.
                                       Investment Company Act File No. 811-6023
-------------------------------------------------------------------------------


                                                                         MMPRS

ISI
         INTERNATIONAL STRATEGY & INVESTMENT INC.

ISI MANAGED MUNICIPAL FUND SHARES
(A Class of Managed Municipal Fund, Inc.)
717 Fifth Avenue
New York, New York  10022
For information call (800) 955-7175

         This mutual fund (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy Shares through the Fund's Transfer Agent. (See "How to Buy Shares"). This Prospectus describes the ISI class (the "Shares") of the Fund


                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
Investment Summary............................................................2
Fees and Expenses of the Fund.................................................4
Investment Program............................................................5
The Fund's Net Asset Value....................................................6
How to Buy Shares.............................................................7
How to Redeem Shares..........................................................8
Telephone Transactions........................................................9
Sales Charges.................................................................9
Dividends and Taxes..........................................................12
Investment Advisor...........................................................12
Administrator................................................................13
Financial Highlights.........................................................14



  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                  The date of this Prospectus is March 1, 1999

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund's investment objective is a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax. To achieve this objective, the Fund will invest primarily in tax-exempt municipal obligations of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") will consider both a security's yield and its potential for capital gains and appreciation resulting from changes in interest rates.

Risk Profile


         The Fund is best suited for investors who are seeking a high level of total return including some income exempt from federal income taxes, but who want the value of their investment to remain relatively stable. The value of an investment in the Fund will vary from day-to day based on the prices of the municipal obligations in the Fund's portfolio. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. The prices of municipal obligations will respond to economic and market factors, especially interest rate changes. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. These price fluctuations will generally be greater at times when the average maturity of the Fund's portfolio securities is longer. The success of the Fund's investment approach will depend on the Advisor's ability to determine which direction interest rates are likely to move. While income distributions from the Fund will generally be tax exempt, distributions of capital gains will be taxable. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.


Fund Performance

         The following bar chart and table show the performance of the Shares both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                  ISI Shares*
                          For years ended December 31,

                                   1991   11.02%
                                   1992    6.65%
                                   1993   11.41%
                                   1994   -6.28%
                                   1995   17.78%
                                   1996    2.72%
                                   1997     8.4%
                                   1998



* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the 8-year period shown in the bar chart, the highest return for a quarter was ____% (quarter ended _____________) and the lowest return for a quarter was _____% (quarter ended ____________).

Average Annual Total Return (for the periods ended December 31, 1998)



                                        Lehman
                                       Brothers        Lehman
                                       General        Brothers        Consumer
                       ISI            Obligation     Prerefunded       Price
                     Shares(1)         Index(2)       Index(2)        Index(2)

Past One Year .....   _____%             _____%         _____%         _____%

Past Five Years....   _____%             _____%         _____%         _____%

Past Ten Years.....   _____%             _____%         _____%         _____%

Since Inception....   _____% (2/26/90)   _____%(3)      _____%(3)      _____%(3)

--------------------
(1) These figures assumes the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers General Obligation Index reflects general municipal market performance. The Lehman Brothers Prerefunded Index is a better indicator of the Fund's performance due to its higher quality characteristics. These indices are passive measurements of municipal bond performance. They do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Funds results. The Consumer Price Index is a widely used measure of inflation. The Advisor is not aware of any single index that contains securities with substantially the same securities as the Fund.
(3) For the period from 2/28/90 through 12/31/98.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)...............    4.45%

Maximum Deferred Sales Charge (Load)...............................................................    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends........................................    None

Redemption Fee ....................................................................................    None

Exchange Fee ......................................................................................    None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees ...................................................................................     0.40%

Distribution and/or Service (12b-1) Fees...........................................................     0.25%

Other Expenses.....................................................................................     0.48%

Total Annual Fund Operating Expenses...............................................................     1.13%
                                                                                                       ------

Less Fee Waivers...................................................................................    (0.23%)*

Net Expenses (contractual limitation through February 29, 2000)....................................     0.90%

--------------
* The Advisor and the Fund's administrator have contractually agreed to limit their fees proportionately to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.90% of the Fund's average daily net assets. This agreement will continue until at least February 29, 2000 and may be extended.


Example

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                         1 Year         3 Years        5 Years        10 Years
                                                         ------         -------        -------        --------
   Class A Shares................................         $538*          $772*         $1,025*         $1,756*

----------------
 * Based on Total Annual Fund Operating Expenses, after fee waivers and reimbursements for year 1 only.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The investment objective of the Fund is a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

         The Fund will invest primarily in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the Advisor will consider a security's potential for capital gain and appreciation resulting from changes in interest rates when choosing an investment for the Fund.

         In selecting investments, the Advisor will be free to take full advantage of the entire range of maturities offered by municipal obligations. At certain times the average maturity of the Fund's portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). The portfolio's average maturity will depend on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman is a leading economist who writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates.

         An investment in the Fund entails risk. Municipal obligations are subject to interest rate risk. The value of municipal obligations changes as interest rates fluctuate. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of the fluctuations will generally be greater at times when the Fund's average maturity is longer. While income distributions from the Fund will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objective, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. There can be no guarantee that the Advisor's economic analysis will accurately predict interest rate trends or that portfolio strategies based on Mr. Hyman's economic analysis will be effective. There can be no assurance that the Fund will achieve its goals.

        Even under normal market conditions, the Fund may invest to a limited extent in taxable obligations. To protect the Fund under adverse market conditions, the Advisor may make temporary, defensive investments in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary, defensive investments may include taxable investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. Read the section on sales charges for details on how and when this charge may or may not be imposed.


         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.


         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Shares.

         The price you pay is called the offering price. The offering price is based on the net asset value and any applicable sales charge. When you buy shares, the amount you invest may be reduced by sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Shares.


HOW TO BUY SHARES

         You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following is an exception to these minimums:

o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES

         You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.


TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                           Sales Charge as % of
--------------------------------------------------------------------------------
                                                          Offering    Net Amount
Amount of Purchase                                          Price      Invested
--------------------------------------------------------------------------------
Less than    $   50,000 ............................        4.45%        4.66%
$ 50,000   - $   99,999 ............................        3.50%        3.63%
$ 100,000  - $  249,999 ............................        2.50%        2.56%
$ 250,000  - $  499,999 ............................        2.00%        2.04%
$ 500,000  - $  999,999 ............................        1.50%        1.52%
$1,000,000 - $1,999,999 ............................        0.75%        0.76%
$2,000,000 - $2,999,999 ............................        0.50%        0.50%
$3,000,000 - and over ..............................        None         None
--------------------------------------------------------------------------------
         The sales charge you pay on your current purchase of Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your shares by February 28, 2000 and provide documentation of your redemption or sale.

Purchases by Exchange

         You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure or that were purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The price you receive when you redeem shares will be the net asset value per share.

Distribution Plan

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.


Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund intends to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment. In particular, the state and local taxation of tax-exempt income paid by the Fund may differ from the rules for federal income taxation described above.


INVESTMENT ADVISOR


         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. As of December 31, 1998, the Advisor had approximately $___ million under management. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., ISI Strategy Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of December 31, 1998.


         As compensation for its services for the fiscal year ended October 31, 1998, ISI received from the Fund a fee equal to 0.25% (net of fee waivers) of the Fund's average daily net assets.

The Advisor and the Fund's administrator, have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed 0.90% of its average daily net assets.

Portfolio Managers

         Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and President and a Director of the Fund, have shared direct portfolio management responsibility for the Fund since its inception.

         Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, Institutional Investor, which rates analysts and economists on an annual basis has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last nineteen years.

         Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

         Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is a part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)
                                                                     For the Year Ended October 31,
                                                                1998       1997     1996      1995      1994
                                                                ----       ----     ----      ----      ----
Per Share Operating Performance:
    Net asset value at beginning of year...................    $10.79     $10.58   $10.65     $9.81    $11.10
                                                              -------    -------  -------   -------   -------
Income from Investment Operations:
    Net investment income..................................      0.46       0.52     0.48      0.48      0.46
    Net realized and unrealized gain (loss) on investments.      0.33       0.24       --      0.98     (1.15)
                                                              -------    -------  -------   -------   -------
    Total from Investment Operations.......................      0.79       0.76     0.48      1.46     (0.69)
                                                              -------    -------  -------   -------   -------
Less Distributions:
    Distributions from net investment income and net
      realized short-term gains............................     (0.54)     (0.52)   (0.54)    (0.54)    (0.56)
    Distributions from net realized mid-term and long-term
      gains................................................     (0.03)     (0.03)   (0.01)    (0.08)    (0.04)
    Total distributions....................................     (0.57)     (0.55)   (0.55)    (0.62)    (0.60)
                                                              -------    -------  -------   -------   -------
    Net asset value at end of year ........................    $11.01     $10.79   $10.58    $10.65     $9.81
                                                              =======    =======  =======   =======   =======

Total Return...............................................      7.51%      7.43%    4.67%    15.42%    (6.49)%

Ratios to Average Daily Net Assets:
    Expenses(2)............................................      0.90%      0.90%    0.90%     0.90%     0.90%
    Net investment income(3)...............................      4.24%      4.46%    4.48%     4.72%     4.37%

Supplemental Data:
    Net assets at end of year:
    ISI Class Shares.......................................    $80,749   $79,003  $84,712   $86,292   $83,607
    Flag Investors Class A Shares..........................    $37,212   $38,390  $41,193   $45,980   $49,903
    Portfolio turnover rate................................        18%       26%       32%       55%       37%

------------
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been 1.13%, 1.10%, 1.13%, 1.10% and 1.11% for the years ended October 31, 1998, 1997, 1996, 1995 and
    1994, respectively.
(3) Without the waiver of advisory and administration fees, the ratio of net investment income to average daily net assets would have been 4.01%, 4.26%, 4.25%, 4.52% and 4.16% for the years ended October 31, 1998, 1997, 1996,
    1995 and 1994, respectively.

                        ISI MANAGED MUNICIPAL FUND SHARES
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "ISI Managed Municipal Fund Shares" and mail with this Application to:
        ISI Mutual Funds
        P.O. Box 419426
        Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at (800) 882-8585. To open an IRA account, call ISI at (800) 955-7175 to request an application.

Your Account Registration (Please Print)                     __________________________________________
                                                             Existing Account No., if any

--------------------------                                   ---------------
Individual or Joint Tenant                                   Gifts to Minors
--------------------------                                   ---------------

________________________________________________________     _______________________________________________________________
First Name        Initial           Last Name                Custodian's Name (only one allowed by law)

________________________________________________________     _______________________________________________________________
Social Security Number                                       Minor's Name (only one)

________________________________________________________     _______________________________________________________________
Joint Tenant      Initial           Last Name                Social Security Number of Minor         Minor's Date of Birth
                                                                                                          (Mo./Day/Yr.)
________________________________________________________
Social Security Number                                       under the ______________________   Uniform Gifts to Minors Act
                                                                         State of Residence

----------------------------------------                     ---------------
Corporations, Trusts, Partnerships, etc.                     Mailing Address
----------------------------------------                     ---------------

________________________________________________________     _______________________________________________________________
Name of Corporation, Trust or Partnership                    Street

________________________________________________________     _______________________________________________________________
Tax ID Number                                                City                                      State             Zip

                                                             (       )
________________________________________________________     _______________________________________________________________
Name of Trustees (If to be included in the Registration)     Daytime Phone

Statement of Intention (Optional)


|_| I agree to the Letter of Intent set forth in the accompanying prospectus.  I intend to invest over a 13-month period in
ISI Managed Municipal Fund Shares in an aggregate amount at least equal to:


___$50,000       ___$100,000       ___$250,000       ___$500,000      ___$1,000,000       ___$2,000,000      ___$3,000,000

Right of Accumulation (Optional)
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

 Fund Name         Account No.      Owner's Name         Relationship
 ---------         -----------      ------------         ------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Distribution Options
Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

  Income Dividends                          Capital Gains
  |_| Reinvested in additional shares       |_| Reinvested in additional shares
  |_| Paid in Cash                          |_| Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)
|_| I authorize you as agent for the Automatic Investing Plan to automatically invest $_______________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one): |_| Monthly ($100 minimum)
                                    |_| Quarterly ($250 minimum)
                                                   -----------------------------
                                                   Please attach a voided check.
                                                   -----------------------------

_______________________________________________________       ______________________________________________________
Bank Name                                                     Depositor's Signature                       Date

_______________________________________________________       ______________________________________________________
Existing ISI Managed Municipal Fund Account No., if any       Depositor's Signature                       Date
                                                              (If joint acct., both must sign)

Telephone Transactions
I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below. No, I/We do not want:
|_| Telephone redemption privileges |_| Telephone exchange privileges Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


   Bank: ____________________________     Bank Account No.: ____________________
Address:_____________________________    Bank Account Name: ____________________
_____________________________________


Signature and Taxpayer Certification
--------------------------------------------------------------------------------

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability. By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
|_| U.S. Citizen/Taxpayer:
   |_| I certify that (1) the number shown above on this form is the correct
       Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   |_| If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-882-8585.)
|_| Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: ___________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

____________________________________________       _________________________________________________________
Signature                          Date            Signature (if a joint account, both must sign)      Date

For Dealer Use Only
Dealer's Name:______________________________       Dealer Code:______________________________________________
Dealer's Address: __________________________       Branch Code:______________________________________________
____________________________________________
Representative:_____________________________       Rep. No.:_________________________________________________

                      ISI MANAGED MUNICIPAL FUND SHARES (A
                     Class of Managed Municipal Fund, Inc.)




                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022




            Administrator                             Distributor
  INVESTMENT COMPANY CAPITAL CORP.              INTERNATIONAL STRATEGY
          One South Street                      & INVESTMENT GROUP INC.
      Baltimore, Maryland 21202                    717 Fifth Avenue
                                               New York, New York 10022
                                                    1-800-955-7175


           Transfer Agent                        Independent Auditors
  INVESTMENT COMPANY CAPITAL CORP.            PRICEWATERHOUSECOOPERS LLP
          One South Street                       250 West Pratt Street
      Baltimore, Maryland 21202                Baltimore, Maryland 21201
           1-800-882-8585


              Custodian                              Fund Counsel
        BANKERS TRUST COMPANY                 MORGAN, LEWIS & BOCKIUS LLP
         130 Liberty Street                       1701 Market Street
      New York, New York 10006             Philadelphia, Pennsylvania 19103

                                       ISI
                                     MANAGED
                                 MUNICIPAL FUND
                                     SHARES

                               (A Class of Managed
                              Municipal Fund, Inc.)




         You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual report containing detailed financial information and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

         For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.






                                        Investment Company Act File No. 811-6023

                                       ISI
                                     MANAGED
                                 MUNICIPAL FUND
                                     SHARES
                               (A Class of Managed
                              Municipal Fund, Inc.)


A mutual fund with the investment objective of a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations




                                  March 1, 1999








                                                                  [PROSPECTUS]

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                          MANAGED MUNICIPAL FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          ----------------------------



                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY CALLING THE FUND AT (800) 767-FLAG (FOR THE FLAG INVESTORS CLASS A SHARES CLASS) OR (800) 955-7175 (FOR THE ISI SHARES).

















            Statement of Additional Information Dated: March 1, 1999
                            Relating to Prospectuses
                                       of
    Flag Investors Managed Municipal Fund Class A Shares Dated: March 1, 1999
                                       and
             ISI Managed Municipal Fund Shares Dated: March 1, 1999

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----

1.       GENERAL INFORMATION AND HISTORY...................................1

2.       INVESTMENT OBJECTIVE AND POLICIES.................................1


3.       VALUATION OF SHARES AND REDEMPTION................................9

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.............10

5.       MANAGEMENT OF THE FUND...........................................14

6.       INVESTMENT ADVISORY AND OTHER SERVICES...........................19

7.       ADMINISTRATION...................................................20

8.       DISTRIBUTION OF FUND SHARES......................................21

9.       BROKERAGE........................................................25

10.      CAPITAL STOCK....................................................27

11.      SEMI-ANNUAL REPORTS..............................................28

12.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES................28

13.      INDEPENDENT ACCOUNTANTS..........................................28

14.      LEGAL MATTERS....................................................29

15.      PERFORMANCE INFORMATION..........................................29

16.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............31

17.      FINANCIAL STATEMENTS.............................................31

1.       GENERAL INFORMATION AND HISTORY


         Managed Municipal Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Managed Municipal Fund Class A Shares, (the "Class A Shares") and ISI Managed Municipal Fund Shares (the "ISI Shares"). There are two separate prospectuses for the Fund's shares: one for the Class A Shares and one for the ISI Shares.

         As used herein the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's shares. Otherwise the term "Prospectus" will be modified by the appropriate class designation. As used herein, the "Fund" refers to Managed Municipal Fund, Inc. and specific references to any class of the Fund's shares will be made by using the name of such class. Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund by calling
(800) 767-FLAG (for a Prospectus for the Flag Investors Class A Shares) or (800) 955-7175 (for a prospectus for the ISI Shares), or from Participating Dealers that offer shares of the respective classes of the Fund ("Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on February 26, 1990. The Fund has offered the Flag Investors Class A Shares since October 23, 1990.


         For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Managed Municipal Fund Class B Shares. Shares of that class were renamed the Flag Investors Managed Municipal Fund Class D Shares and are no longer being offered.


         Under a License Agreement dated October 23, 1990, between the Fund and Alex. Brown Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.



2.       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investing in a portfolio consisting primarily of municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objective.


         Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. There can be no assurance that the Fund will achieve its investment objective.


         Municipal Obligations can be classified into three principal categories: "general obligation bonds", "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, "tax exempt industrial development bonds", i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


         The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor under criteria approved by the Board of Directors. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories. The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation

MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes issued on or after July 29, 1984 is "SP-1". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.


         The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the investment advisor under criteria approved by the Board of Directors. Notes bearing the MIG 3 are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.


Purchase of When-Issued Securities

         New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in when-issued securities.

Acquisition of Stand-by Commitments

         The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

         The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Purchase of Variable and Floating Rate Demand Obligations

         The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

Investments in Futures Contracts

         The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

         Regulations of the Commodity Futures Trading Commission (the "CFTC") permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

         Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.


         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

         Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Fund's investment advisor (the "Advisor") about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

Investments in Repurchase Agreements

         The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized and the Fund will enter into such agreements only with banks and broker-dealers which are judged creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Taxable Investments

         From time to time, the Fund may invest in securities, the interest on which is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or
(d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. The taxable investments in which the fund may invest consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See "Federal Tax Treatment of Dividends and Distributions.")

Size of Fund

         The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.


Investment Restrictions


         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

         1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

         2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

          3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

          4. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

          5. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

          6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          7. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

          8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

          9. Effect short sales of securities;

          10. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

          11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

          12. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


         The following investment restriction may be changed by a vote of a majority of the Board of Directors. The Fund will not:

          1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

3.       VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. Short-term obligations (i.e., those with maturities of 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption


         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Qualification as a Regulated Investment Company


         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such gains are not distributed.


Fund Distributions


         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares, to the extent of the Fund's earnings and profits.

         The Fund intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

         Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax") or the environmental tax imposed by Section 59A of the Code (the "Environmental Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.


         The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.


         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20% regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Fund distributions will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The sale or exchange of a Share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months, and otherwise will be short-term capital gain or loss. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution, with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.


         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions will generally be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.


Federal Excise Tax; Miscellaneous Considerations


         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.


         Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.


         Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.


         Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.


         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

         The Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.



5.       MANAGEMENT OF THE FUND

Directors and Officers


         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, custodian and transfer agent.


         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 717 Fifth Avenue, New York, New York 10022.


*EDWARD S. HYMAN, Chairman and Director (4/8/45)
         Chairman, International Strategy & Investment Inc. (registered investment advisor), and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and registered broker-dealer) 1991-Present.

*R. ALAN MEDAUGH, Director and President (8/20/43)
         President, International Strategy & Investment Inc. (registered investment advisor) 1991- Present.


*RICHARD T. HALE, Vice Chairman and Director (7/17/45)
         BT Alex. Brown Incorporated, One South Street, Baltimore, MD 21202. Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.


 JAMES J. CUNNANE, Director (3/11/38)
         60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present; Director, Net.World (telecommunications) 1998- Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

 JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1976-1985.

 LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


 EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director, AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).

 REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

 CARL W. VOGT, ESQ., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004- 2604; Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

 NANCY LAZAR, Vice President (8/1/57)
         Executive Vice President and Secretary, International Strategy & Investment Inc. (registered investment advisor) 1991-Present.

 CARRIE L. BUTLER, Vice President (5/1/67)
         Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor) 1991-Present.

 MARGARET M. BEELER, Assistant Vice President (3/1/67)
         Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995-1996; Sales Manager, Donna Maione, Inc., 1994-1995; and Deborah Wiley California, 1989-1994.

 KEITH C. REILLY, Assistant Vice President (6/2/66)
         Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

 JOSEPH A. FINELLI, Treasurer (1/24/57)
         BT Alex. Brown Incorporated, One South Street, Baltimore, MD 21202. Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-1995.

 AMY M. OLMERT, Secretary (5/14/63)
         BT Alex. Brown Incorporated, One South Street, Baltimore, MD 21202. Vice President, BT Alex. Brown Incorporated, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
         LLP), 1988 -1997.

 SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
         BT Alex. Brown Incorporated, One South Street, Baltimore, MD 21202. Assistant Vice President, BT Alex. Brown Incorporated, 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), 1994- 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), 1991- 1994.


---------------------------
* A Director who is an "interested person" as defined in the Investment Company Act.


         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, advised or administered by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as a Chairman of four funds in the Fund Complex. Mr. Medaugh serves as Director and President of two funds and as President of two other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as a director of seven other funds in the Fund Complex. Messrs. Cunnane, [Hardiman], Levy, McDonald and Vogt serve as Directors of each of the funds in the Fund Complex. Ms. Rimel serves as director of 11 funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents and Ms. Beeler and Mr. Reilly serve as Assistant Vice Presidents of four funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled $3,518.

         The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1998.

                               COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------

Name of Person,           Aggregate Compensation       Pension or                 Total Compensation From the
Position                  From the Fund for the        Retirement Benefits      Fund and Fund Complex Payable
                          Fiscal Year Ended            Accrued as Part of    to Directors for the Fiscal Year
                          October 31, 1998             Fund Expenses                   Ended October 31, 1998

-------------------------------------------------------------------------------------------------------------------


Edward S. Hyman(1)              $0                     $0                                     $0
  Chairman

R. Alan Medaugh(1)              $0                     $0                                     $0
  Director & President

Richard T. Hale(1)              $0                     $0                                     $0
  Vice Chairman

James J. Cunnane                $591(2)                 (3)                          $39,000 for service on
  Director                                                                         13 Boards in Fund Complex(4)

Joseph R. Hardiman(5)           N/A                    N/A                           $9,750 for service on
  Director                                                                         9 Boards in Fund Complex(6)

John F. Kroeger(7)              $742                    (3)                          $49,000 for service on
  Director                                                                         13 Boards in Fund Complex(4)

Louis E. Levy                   $626                    (3)                          $44,000 for service on
  Director                                                                         13 Boards in Fund Complex(4)

Eugene J. McDonald              $591(2)                 (3)                           $39,000 for service on
  Director                                                                         13 Boards in Fund Complex(4)

Rebecca W. Rimel(5)             N/A                    N/A                            $39,000 for service on
  Director                                                                         11 Boards in Fund Complex(4,6)

Carl W. Vogt, Esq.(5)           N/A                    N/A                            $39,000 for service on
  Director                                                                         11 Boards in Fund Complex(4,6)

--------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Of the amounts payable to Messrs. Cunnane and McDonald, $591 and $591, respectively, was deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense allocated to the Fund for the fiscal year ended October 31, 1998 was approximately $9,669.
(4)  One of these funds ceased operations on July 29, 1998.
(5)  Elected to the Fund's Board effective October 23, 1998.
(6) Mr. Hardiman and Ms. Rimel receive, and Mr. Vogt received, proportionately higher compensation from each fund for which they serve.
(7)  Retired effective September 27, 1998.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.



Years of Service        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------        -----------------------------------------------------------------
                             Chairmen of Audit and Executive Committees               Other Participants
                             ------------------------------------------               ------------------
6 years                                       $4,900                                        $3,900
7 years                                       $9,800                                        $7,800
8 years                                      $14,700                                        $11,700
9 years                                      $19,600                                        $15,600
10 years or more                             $24,500                                        $19,500



         Any Director who receives fees from the Fund is permitted to defer
50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributors. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director or employee of the Fund, International Strategy & Investment Group, Inc. or the Advisor, preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of ICC Distributors, Inc. that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor would be exempt from the "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisor and the Distributors may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.



6.       INVESTMENT ADVISORY AND OTHER SERVICES

         International Strategy & Investment Inc. ("ISI" or the "Advisor") serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc.; North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc.

         Under the Investment Advisory Agreement, the Advisor obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As compensation for its services, the Advisor is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. The Advisor and the Administrator have contractually agreed to reduce proportionately their respective annual fees, if necessary, so that the Fund's annual expenses do not exceed 0.90% of the average daily net assets of either the Flag Investors Shares or the ISI Shares Classes. This agreement will continue until at least February 29, 2000 and may be extended. The services of the Advisor to the Fund are not exclusive and the Advisor is free to render similar services to others.

         The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

         The Investment Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was most recently approved by the Board of Directors in the foregoing manner on September 29, 1998. The Fund or the Advisor may terminate the Investment Advisory
Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).


         Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:



                             Year Ended October 31,
                             ----------------------
              1998                     1997                          1996
              ----                     ----                          ----
            $284,908(1)            $ 323,888(2)                  $323,403(3)

(1) Net of fee waivers of $180,209.
(2) Net of fee waivers of $157,087.
(3) Net of fee waivers of $192,777.



7.       ADMINISTRATION


         Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, ("ICC" or the "Administrator") provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

         As compensation for providing its administration services, the Administrator is entitled to receive an annual fee, calculated daily and payable monthly equal to 0.20% of the Fund's average daily net assets. The Administrator and the Advisor have contractually agreed to reduce proportionately their respective fees, if necessary, so that the annual expenses for the Flag Investors Shares and the ISI Shares Classes do not exceed 0.90% of such classes' respective average daily net assets. This agreement will continue until at least February 29, 2000 and may be extended.


         Administration fees paid by the Fund to ICC for the last three fiscal years were as follows:



                               Year Ended October 31,
                               ----------------------
              1998                      1997                    1996
              ----                      ----                    ----
            $142,454(1)              $164,190(2)              $159,950(3)

(1) Net of fee waivers of $90,105.
(2) Net of fee waivers of $76,298.
(3) Net of fee waivers of $98,140.


         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.") ICC is an indirect subsidiary of Bankers Trust Corporation.

8.       DISTRIBUTION OF FUND SHARES


         International Strategy & Investment Group Inc. ("ISI Group") serves as Distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). ICC Distributors Inc. ("ICC Distributors") serves as Distributor for the Flag Investors Shares pursuant to an agreement effective August 31, 1997 ("Flag Distribution Agreement"). The Distribution Agreements provide that ICC Distributors (in the case of the Flag Investors Shares) or ISI Group (in the case of the ISI Shares) has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers.


         The ISI Distribution Agreement provides that ISI Group on behalf of the ISI Shares (i) will solicit and receive orders for the purchase of ISI Shares
(ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares. Pursuant to the ISI Distribution Agreement, ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


         The Flag Distribution Agreement provides that ICC Distributors shall;
(i) use reasonable efforts to sell Flag Investors Shares upon the terms and conditions contained in the Flag Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Flag Investors Shares;
(iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Flag Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Flag Investors Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Flag Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Flag Distribution Agreement. The Flag Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreements may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Flag Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect from year to year with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each Flag Investors' class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval (see below). The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The Flag Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997. Each Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

         ICC Distributors and ISI Group and certain broker-dealers ("Participating dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreements at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors and ISI Group will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributors or the Fund's administrator or their respective affiliates will provide compensation out of their own resources. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.


         As compensation for providing distribution and related administrative services as described above, the Fund will pay ICC Distributors for the Flag Investors Class A Shares and ISI Group for the ISI Shares, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the respective class of Shares. The Distributors expect to allocate up to all of their fees to Participating Dealers and Shareholder Servicing Agents.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributors received fees in the following amounts:


                                                             Fiscal Year Ended October 31,
                                                             -----------------------------


               Fee                           1998                      1997                        1996
              -----                          ----                      ----                        ----
Flag Investors Class A 12b-1                $93,549(1)                $98,275(3)                 $109,247(5)
ISI Shares 12b-1                           $197,149(2)               $202,335(4)                 $213,366(6)

------------
(1)  By ICC Distributors, the Flag Investors Shares' distributor.
(2)  By ISI Group, the ISI Shares' distributor.
(3) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $82,194 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $16,081.
(4) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $85,542 and ISI Group, the ISI Shares' distributor effective April 1, 1997, received $116,793.
(5)  Fees received by Alex. Brown, the Flag Investors Shares' distributor.
(6)  Fees received by Armata, the ISI Shares' distributor.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays fees to ICC Distributors or ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ICC Distributors and ISI Group are authorized to make payments out of their fees to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors or ISI Group pursuant to the Distribution Agreements, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors or ISI Group under such Plans, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares or the ISI Shares is less than 0.25% of such Shares' average daily net assets for any period the unexpended portion of the distribution fee may be retained by the distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates with respect to such Plan. In return for payments received pursuant to the Plans in the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, respectively, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


         For the last three fiscal years, the distributor for the Flag Investors Shares received the following commissions or contingent deferred sales charges, and from such commissions or sales charges, the distributor retained the following amounts:



                                                                  Year Ended October 31,
                       -------------------------------------------------------------------------------------------------------
                                   1998                                1997                                   1996
                       -------------------------           ----------------------------            ---------------------------
       Class            Received        Retained           Received            Retained            Received           Retained
       -----            --------        --------           --------            --------            --------           --------
Class A              $19,669(1)            $0              $13,936(3)          $12,636(5)          $27,710(6)         $26,210(6)
Commissions
ISI Shares           $61,689(2)            $0              $38,812(4)         $    0               $92,720(7)         $30,319(7)
Commissions

-------------
(1)  By ICC Distributors, the Flag Investors Shares' distributor.
(2)  By ISI Group, the ISI Shares' distributor.
(3) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $13,936 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $0.
(4) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $13,150 and ISI Group, the ISI Shares' distributor effective April 1, 1997 received $25,662.
(5) Of commissions received, Alex. Brown retained $1,300 and ICC Distributors retained $0, respectively.
(6)  By Alex. Brown, the Flag Investors Shares' distributor.
(7)  By Armata, the ISI Shares' distributor.

         The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel including counsel to the Independent Directors, or independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICC, ISI Group or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101. The address of ISI Group, Inc. is 717 Fifth Avenue, New York, New York 10022.


9.       BROKERAGE


         The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Advisor may direct purchase and sale orders to any broker-dealer.

         Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisor attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.


         The Advisor's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisor may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Advisor to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund.

         Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisor's investment advice. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisor to furnish reports and to maintain records in connection with such reviews. During the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 no brokerage commissions were paid by the Fund for research services.

         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1998, the Fund held a 5.25% repurchase agreement issued by Goldman Sachs & Co. valued at $1,042,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

10.      CAPITAL STOCK


         The Fund is authorized to issue 55 million Shares of common stock, par value $.001 per Share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund has created five classes of Shares: ISI Shares, Flag Investors Class A Shares (formerly known as Flag Investors Managed Municipal Fund Shares), Flag Investors Managed Municipal Fund Class B Shares, Flag Investors Managed Municipal Fund Class C Shares and Flag Investors Managed Municipal Fund Class D Shares. The Flag Investors Managed Municipal Fund Class B Shares, Flag Investors Managed Municipal Fund Class C Shares and the Flag Investors Managed Municipal Fund Class D Shares are not currently being offered. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.


         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

11.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


12.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 1998, Bankers Trust was paid $17,763 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1998, such fees totaled $44,009.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                   Incremental Annual Accounting Fee
         ------------------                   ---------------------------------

$          0       -     $   10,000,000                $13,000 (fixed fee)
$ 10,000,000       -     $   20,000,000                   0.100%
$ 20,000,000       -     $   30,000,000                   0.080%
$ 30,000,000       -     $   40,000,000                   0.060%
$ 40,000,000       -     $   50,000,000                   0.050%
$ 50,000,000       -     $   60,000,000                   0.040%
$ 60,000,000       -     $   70,000,000                   0.030%
$ 70,000,000       -     $  100,000,000                   0.020%
$100,000,000       -     $  500,000,000                   0.015%
$500,000,000       -     $1,000,000,000                   0.005%
over $1,000,000,000                                       0.001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1998, ICC received fees of $57,444.



13.      INDEPENDENT ACCOUNTANTS



         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, are independent accountants to the Fund.

14.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


15.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:


         P(1 + T)n = ERV

  Where:          P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years (1, 5 or 10)

                  ERV      =        ending redeemable value at the end of the
                                    1-, 5-, or 10- year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods.


         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten- year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations (provided such date is subsequent to the date the registration statement became effective).

Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1998 were as follows:



                               One-Year Period Ended              Five-Year Period Ended
                                   October 31, 1998                   October 31, 1998                  Since Inception
                            --------------------------        ----------------------------         --------------------------
                                                                                   Average                            Average
                              Ending                             Ending            Annual            Ending           Annual
                            Redeemable          Total          Redeemable           Total          Redeemable         Total
Class                          Value           Return             Value            Return             Value           Return
-----                          -----           ------             -----            ------             -----           ------
Flag Investors
Class A Shares                $1,027            2.70%            $1,246            4.50%             $1,695           6.81%
*October 23, 1990
ISI Shares
*February 26, 1990            $1,027            2.76%            $1,246            4.51%             $1,739           6.59%

-----------
*  Inception Date


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., with the performance of the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For the purpose of other comparisons, the Fund performs a second alternative computation for its aggregate and average annual total return by assuming the investment of $10,000 in Shares and assuming no reinvestment of dividends or other distributions.

         Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.45% for the ISI Shares and 4.50% for the Flag Investors Class A Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent on the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain brackets for shareholders.


         For the 30 day period ended October 31, 1998, the yield for the ISI Shares was 3.55% and the yield for the Flag Investors Class A Shares was 3.55%. For the same 30-day period, the taxable-equivalent yield (for an investor in the 31% tax bracket) was 5.14% for the ISI Shares and 5.14% for the Flag Investors Class A Shares.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1998 was 18% and in fiscal year 1997 was 26%, respectively.


16.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following owned 5% or more of the outstanding Shares of a class of the Fund, as of December 1, 1998.


     Name and Address          Owned as of Record          Beneficially Owned          Percentage Owned
     ----------------          ------------------          ------------------          ----------------
BT Alex. Brown                          X                                            7.69% of Class A
Incorporated                                                                         Shares
FBO 201-57665-18
PO Box 1346
Baltimore, MD
21203-1346

Dain Rauscher                           X                                            5.12% of ISI Shares
Incorporated
FBO Frederick W.
Stolz, Emily Stolz
Tenant Common
P.O Box 406
Port Angeles, WA
98362-0065



         As of such date directors and officers, as a group, owned beneficially and of record less than 1% of the Fund's outstanding Shares of either class.



17.      FINANCIAL STATEMENTS


         See next page.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES

-------------------------------------------------------------------------------------------
Statement of Net Assets                                                   October 31, 1998
                                              Rating*               Par          Market
Issuer                                     (Moody's/S&P)           (000)         Value
-------------------------------------------------------------------------------------------
Municipal Bonds--97.4%
-------------------------------------------------------------------------------------------

General Obligation--72.4%
Arlington County, VA
 5.000%, 10/01/14 ........................     Aaa/AAA            $2,000       $2,063,420
Arlington Texas School District
 5.750%, 02/15/21 ........................     Aaa/NR**            1,465        1,542,938
Charlotte, NC:
 5.300%, 04/01/11 ........................     Aaa/AAA             1,590        1,698,438
 5.300%, 04/01/12 ........................     Aaa/AAA             3,445        3,661,966
Dallas, TX:
 5.000%, 02/15/10 ........................     Aaa/AAA             1,750        1,808,993
 5.000%, 02/15/13 ........................     Aaa/AAA             1,755        1,795,523
Delaware St., Series "A"
 5.120%, 04/01/16 ........................     Aa1/AA+             2,150        2,191,882
Dupage County, IL, Jail Project
 5.600%, 01/01/21 ........................     Aaa/AAA             1,600        1,743,456
Florida Board of Education
 6.125%, 06/01/12 ........................     Aa2/AA+             2,250        2,426,130
Florida State Brd Cap Outlay, Series "C"
 5.500%, 06/01/21 ........................     Aa2/AA+             2,000        2,081,600
Florida State Board of Education GO
 5.125%, 06/01/22 ........................     Aa2/AA+             3,000        3,015,030
Franklin County, OH:
 5.450%, 12/01/09 ........................     Aaa/AAA             1,500        1,626,420
 5.500%, 12/01/13 ........................     Aaa/AAA             1,000        1,081,840
Georgia State, Series "D":
 5.250%, 08/01/09 ........................     Aaa/AAA             1,580        1,726,545
 5.000%, 08/01/10 ........................     Aaa/AAA             2,000        2,133,680
Grand Prairie, TX, School District
 5.200%, 02/15/18 ........................     Aaa/AAA             2,000        2,029,160
King County, WA:
 5.200%, 12/01/15 ........................     Aa1/AA+             2,500        2,574,325
 5.000%, 12/01/17 ........................     Aa1/AA+             2,565        2,579,774
Maryland State & Local Facilities,
   Second Series
 5.125%, 10/15/10 ........................     Aaa/AAA             3,000        3,197,670

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES

-------------------------------------------------------------------------------------------
Statement of Net Assets (continued)           Rating*               Par          Market
Issuer                                     (Moody's/S&P)           (000)         Value
-------------------------------------------------------------------------------------------
Municipal Bonds--continued
-------------------------------------------------------------------------------------------

General Obligation--continued
Metropolitan Government Nashville &
   Davidson County, TN
 5.125%, 11/15/19 ........................     Aa2/AA             $2,000       $2,000,720
Minneapolis, MN, Sports Arena Project
 5.000%, 10/01/11 ........................     Aaa/AAA             1,710        1,785,685
Minneapolis, MN, Ref - Series "B"
 5.200%, 03/01/13 ........................     Aaa/AAA             3,200        3,359,552
Minneapolis, MN, Sports Arena Project
 5.000%, 10/01/12 ........................     Aaa/AAA             1,920        1,991,482
Minnesota State
 5.000%, 11/01/14 ........................     Aaa/AAA             2,500        2,557,925
Missouri State, Series "A":
 5.000%, 06/01/19 ........................     Aaa/AAA             2,000        2,022,700
 5.000%, 06/01/23 ........................     Aaa/AAA             2,000        2,005,960
Montgomery County, MD,
   Cons Pub Series "A"
 4.875%, 05/01/18 ........................     Aaa/AAA             2,000        2,000,860
Plano, TX, Independent School District
 5.000%, 02/15/11 ........................     Aaa/AAA             3,000        3,064,080
Portland, OR, Metro Regional
   Government Ult
 5.250%, 09/01/07 ........................     Aa/AA+              1,500        1,602,285
Salt Lake County, UT
 5.250%, 12/15/10 ........................     Aaa/AAA             2,000        2,139,500
South Carolina Capital Improvement:
 5.000%, 03/01/09 ........................     Aaa/AAA             2,700        2,858,247
 5.625%, 07/01/14 ........................     Aaa/AAA             2,700        2,942,595
Tennessee State:
 5.500%, 03/01/09 ........................     Aaa/AAA             1,535        1,655,528
 5.550%, 03/01/10 ........................     Aaa/AAA             1,000        1,081,290
Washington State:
   Series "A", 5.600%, 07/01/10 ..........     Aa1/AA+             1,500        1,623,300
   Series "E", 5.000%, 07/01/22 ..........     Aa1/AA+             2,000        1,964,460
   Series "R", 5.000%, 07/01/14 ..........     Aa1/AA+             2,250        2,286,248

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES

-------------------------------------------------------------------------------------------
Statement of Net Assets (continued)           Rating*               Par          Market
Issuer                                     (Moody's/S&P)           (000)         Value
-------------------------------------------------------------------------------------------
Municipal Bonds--continued
-------------------------------------------------------------------------------------------
General Obligation--concluded

Wisconsin State:
   Series 1, 5.000%, 05/01/15 ............     Aa2/AA             $ 1,000     $  1,011,850
   Series "B", 5.000%, 05/01/16 ..........     Aa2/AA               3,500        3,536,925
   Series "B", 5.000%, 05/01/18 ..........     Aa2/AA               1,000          993,840
                                                                              ------------
                                                                                85,463,822
                                                                              ------------
Electric and Gas Utility Revenue--0.3%
San Antonio, TX, Electric & Gas Revenue
 6.500%, 02/01/12 ........................     Aaa/AA                 315          322,056
                                                                              ------------
Prerefunded Issues--12.9%
Arlington, TX, School District
 5.750%, 02/15/21 ........................     Aaa/NR**             3,535        3,877,930
Charlotte, NC
 5.800%, 02/01/16 ........................     Aaa/AAA              2,500        2,765,550
Chicago, IL, Metropolitan Water
   Reclamation District-Greater Chicago
 6.300%, 12/01/09 ........................     Aa2/AA               1,000        1,140,000
Indianapolis, IN, Public Improvement
   Board Revenue
 6.000%, 01/10/18 ........................     Aaa/AAA              1,500        1,622,505
Lower Colorado River Authority, Jr. Lien
 5.250%, 01/01/15 ........................     #AAA/AAA             2,000        2,125,820
San Antonio, TX, Prerefunded Series "A"
 6.500%, 02/01/12 ........................     Aaa/AA                 685          701,145
State of Hawaii Prerefunded
 7.000%, 06/10/06 ........................     #AAA/++                750          790,725
Texas State
 6.000%, 10/01/14 ........................     Aa2/AA               2,000        2,222,020
                                                                              ------------
                                                                                15,245,695
                                                                              ------------
Transportation Revenue--9.3%
Florida Transportation
 5.800%, 07/01/18 ........................     Aa2/AA+              2,000        2,158,300
Kansas Transportation
 5.400%, 03/01/09 ........................     Aa2/AA+              4,500        4,811,900

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES

-------------------------------------------------------------------------------------------
Statement of Net Assets (continued)           Rating*               Par          Market
Issuer                                     (Moody's/S&P)           (000)         Value
-------------------------------------------------------------------------------------------
Municipal Bonds--continued
-------------------------------------------------------------------------------------------
Transportation Revenue--concluded
Virginia State Transportation Board
 5.125%, 05/15/21 ........................    Aa2/AA               $4,000      $ 3,981,360
                                                                              ------------
                                                                                10,951,560
                                                                              ------------
Other Revenue--2.5%
Texas Water Development Board Rev
 4.750%, 07/15/20 ........................    Aa1/AAA               3,000        2,893,440
                                                                              ------------
Total Municipal Bonds
  (Cost $108,251,337).......................................................   114,876,573
                                                                              ------------
-------------------------------------------------------------------------------------------
 U.S. Treasury Bill -- 0.4%
-------------------------------------------------------------------------------------------

U.S. Treasury Bill
  4.17%+, 01/14/99 .................................................. 500          496,057
                                                                              ------------
Total U.S. Treasury Bill
  (Cost $496,057)...........................................................       496,057
                                                                              ------------
-------------------------------------------------------------------------------------------
 Repurchase Agreement -- 0.9%
-------------------------------------------------------------------------------------------

Goldman Sachs & Co., 5,25%
Dated 10/30/98, to be repurchased @$1,042,456 on 11/02/98, collateralized by U.S. Treasury Bond with a market value of $1,063,482.
(Cost $1,042,000) ................................................ 1,042         1,042,000
                                                                              ------------
Total Investments in Securities--98.7%
 (Cost $109,789,394)*** ....................................................   116,414,630
Other Assets in Excess of Liabilities--1.3% ................................     1,545,991
                                                                              ------------
Net Assets--100.0%..........................................................  $117,960,621
                                                                              ============

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
Statement of Net Assets (concluded)                             October 31, 1998

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per:
  Flag Investors Class A Share
    ($37,211,361 / 3,381,290 shares outstanding) ...................  $11.01
                                                                      ======

  ISI Class Share
    ($80,749,260 / 7,336,051 shares outstanding)....................  $11.01
                                                                      ======
Maximum Offering Price Per:
  Flag Investors Class A Share
    ($11.01 / 0.9550) ..............................................  $11.53
                                                                      ======
  ISI Class Share
    ($11.01 / 0.9555) ..............................................  $11.52
                                                                      ======
--------
*    The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available as of October 31, 1998. Ratings of issues have not been audited by PricewaterhouseCoopers LLP
**   Not Rated.
***  Also aggregate cost for federal tax purposes.
+    Yield as of October 31, 1998.
++ Prerefunded bonds backed by U.S. Treasury securities. Absent prerefunding, this obligation is rated Aa3/A+.

Moody's Municipal Bond Ratings:
Aaa  Judged to be of the best quality.
Aa Judged to be of high quality by all standards. Issues are sometimes rated with a 1,2 or 3, which denote a high, medium, or low ranking within the rating.
#AAA Advance refunded issues secured by escrowed funds held in cash, held in a trust or invested in direct non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. government.
NR   Not rated.

S&P Municipal Bond Ratings:

AAA  Of the highest quality.
AA The second strongest capacity for payment of debt service. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.
A The third strongest capacity for payment of debt service. Those determined to possess very strong safety characteristics are denoted with a plus (+) sign.
NR   Not rated.

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Operations
                                                                     For the
                                                                    Year Ended
                                                                    October 31,
                                                                       1998
--------------------------------------------------------------------------------
Investment Income:
  Interest .......................................................  $5,977,969
                                                                    ----------
Expenses:
 Investment advisory fee .........................................     465,117
 Distribution fee ................................................     290,698
 Administration fee ..............................................     232,559
 Professional Fees ...............................................     291,608
 Custodian fee ...................................................      17,763
 Miscellaneous ...................................................      19,100
                                                                    ----------
               Total expenses ....................................   1,316,845
Less: Fees waived ................................................    (270,314)
                                                                    ----------
Net expenses .....................................................   1,046,531
                                                                    ----------
 Net investment income ...........................................   4,931,438
                                                                    ----------
Net realized and unrealized gain on investments:
Net realized gain from security transactions .....................     910,737
                                                                    ----------
Change in unrealized appreciation/(depreciation)
 of investments ..................................................   2,598,160
                                                                    ----------
Net gain on investments ..........................................   3,508,897
                                                                    ----------
Net increase in net assets resulting from operations .............  $8,440,335
                                                                    ==========
                       See Notes to Financial Statements.

Statement of Changes in Net Assets


                                                                  For the Year
                                                                Ended October 31,
--------------------------------------------------------------------------------------
                                                                 1998          1997
Increase/(Decrease) in Net Assets:
Operations:
  Net investment income...........................        $   4,931,438  $  5,357,775
  Net realized gain from security transactions....              910,737     1,002,650
  Change in unrealized appreciation/
    depreciation of investments...................            2,598,160     2,249,576
                                                          -------------  ------------
  Net increase in net assets resulting
    from operations...............................            8,440,335     8,610,001
                                                          -------------  ------------
Dividends to Shareholders from:
  Net investment income and net realized
    short-term gains..............................
    Flag Investors Class A Shares.................          (1,861,540)    (1,919,815)
    ISI Class Shares..............................          (3,912,967)    (3,948,488)
  Net realized mid-term and long-term gains:
    Flag Investors Class A Shares.................            (106,065)      (129,060)
    ISI Class Shares..............................            (218,689)      (267,980)
                                                          -------------  ------------
  Total distributions.............................          (6,099,261)    (6,265,349)
                                                          -------------  ------------
Capital Shares Transactions:
  Proceeds from sale of shares....................           7,880,427      5,846,126
  Value of shares issued in
    reinvestment of dividends.....................           3,000,727      3,443,291
  Cost of shares repurchased......................         (12,655,343)   (20,144,490)
                                                          ------------   ------------
Decrease in net assets derived from capital
  share transactions..............................          (1,774,189)   (10,855,073)
                                                          ------------   ------------
  Total increase/(decrease) in net assets.........             556,885     (8,510,415)

Net Assets:
  Beginning of year...............................         117,393,736    125,904,151
                                                          ------------   ------------
  End of year.....................................        $117,960,621   $117,393,736
                                                          ============   ============



                       See Notes to Financial Statements

                       This page intentionally left blank

FLAG INVESTORS MANAGED MUNICIPAL FUND SERIES
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class A and ISI Class Shares (For a share outstanding throughout each year)


                                                                           For the Years Ended October 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                             1998          1997           1996            1995          1994
                                                             ----          ----           ----            ----          ----
Per Share Operating Performance:
   Net asset value at beginning of year .................  $  10.79      $  10.58       $  10.65       $   9.81       $  11.10
                                                           --------      --------       --------       --------       --------
Income from Investment Operations:
   Net investment income ................................      0.46          0.52           0.48           0.48           0.46
   Net realized and unrealized gain/(loss) on
     investments.........................................      0.33          0.24             --           0.98          (1.15)
                                                           --------      --------       --------       --------       --------
   Total from Investment Operations .....................      0.79          0.76           0.48           1.46          (0.69)

Less Distributions:
   Distributions from net investment income
      and net realized short-term gains .................     (0.54)        (0.52)         (0.54)         (0.54)         (0.56)
   Distributions from net realized paid-term and
      long-term gains ...................................     (0.03)        (0.03)         (0.01)            --          (0.04)
                                                           --------      --------       --------       --------       --------
   Total distributions ..................................     (0.57)        (0.55)         (0.55)         (0.08)         (0.60)
                                                           --------      --------       --------       --------       --------
   Net asset value at end of year .......................  $  11.01      $  10.79       $  10.58       $  10.65       $   9.81
                                                           ========      ========       ========       ========       ========

Total Return(1) .........................................      7.51%         7.43%          4.67%         15.42%         (6.49)%
Ratios to Average Daily Net Assets:
   Expenses(2) ..........................................      0.90%         0.90%          0.90%          0.90%          0.90%
   Net investment income(3) .............................      4.24%         4.46%          4.48%          4.72%          4.37%
Supplemental Data:
   Net assets at end of year (000):
      Flag Investors Class A Shares .....................  $ 37,212      $ 38,390       $ 41,193       $ 45,980       $ 49,903
      ISI Class Shares ..................................  $ 80,749      $ 79,003       $ 84,712       $ 86,292       $ 83,607
   Portfolio turnover rate ..............................        18%           26%            32%            55%            37%

-----------
(1) Total return excludes the effect of sales charge.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Notes to Financial Statements
NOTE 1--Significant Accounting Policies

     Managed Municipal Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on January 5, 1990 and commenced operations February 26, 1990, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

     The Fund consists of two share classes: ISI Managed Municipal Fund Shares ("ISI Class Shares"), which commenced February 26, 1990, and Flag Investors Managed Municipal Fund Class A Shares ("Flag Investors Class A Shares"), which commenced October 23, 1990.

     The ISI Class Shares have a 4.45% maximum front-end sales charge and the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge. Both classes have a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

A. Security Valuation--Municipal obligations are usually traded in the over-the-counter market. When there is an available market quotation, the Fund values a municipal obligation by using the most recent quoted bid price provided by an investment dealer. The Fund utilizes the services of an independent pricing vendor to obtain prices when such prices are determined by the Investment Advisor to reflect the fair market value of such municipal obligations. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
NOTE 1--concluded

B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults, the value of the collateral declines or the broker enters into an insolvency proceeding.

C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations. The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the gain or loss of investments sold or redeemed. Interes= t income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and
Other Fees

         International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's administrator. As compensation for

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 2--continued

its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.40%. At October 31, 1998, the Fund owed $13,770 of advisory fees. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.20%. At October 31, 1998, the Fund owed $6,880 of administration fees.

     ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 0.90% of the Fund's average daily net assets. For the year ended October 31, 1998, ISI waived fees of $180,209 and ICC waived fees of $90,105.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily based upon its average daily net assets and paid monthly. The Fund paid ICC $57,444 for accounting services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $4,899 of accounting services fees.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $44,009 for transfer agent services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $10,740 of transfer agent services fees.

     As compensation for providing distribution services for the ISI Class, the Fund pays ISI Group Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the ISI Class' average daily net assets. As compensation for providing distribution services for the Flag Investors Class A = Shares, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily = and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets. For the year ended October 31, 1998, distribution fees aggregated $290,698, of which $197,149 was = attributable to the ISI Class Shares and $93,549 was attributable to the Flag Investors Class A Shares. At October 31, 1998, the Fund owed distribution fees in the amount of $25,020, of which $7,887 was attributable to Flag Investors Class A shares and $17,133 was attributable to ISI shares.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
NOTE 2--concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1998 was $9,669, and the accrued liability was $22,435.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 37 million shares of $.001 par value capital stock (15 million Flag Investors Class A, 20 million ISI Class, and 2 million undesignated). Transactions in shares of the Fund are listed below.


                                              Flag Investors Class A Shares
                                          ------------------------------------
                                            For the                For the
                                           Year Ended            Year Ended
                                         October 31, 1998     October 31, 1997
                                         ----------------     ----------------
   Shares sold .........................       206,924             167,474
   Shares issued to shareholders on
      reinvestment of dividends ........        87,142             101,621
   Shares redeemed .....................      (470,241)           (606,069)
                                          ------------         -----------
   Net decrease in shares outstanding ..      (176,175)           (336,974)
                                          ============         ===========

   Proceeds from sale of shares ........  $  2,245,321          $1,785,725
   Value of reinvested dividends .......       943,497           1,072,730
   Cost of shares redeemed .............    (5,115,075)         (6,423,913)
                                          ------------         -----------
   Net decrease from capital share
    transactions .......................  $ (1,926,257)        $(3,565,458)
                                          ============         ===========


                                                   ISI Class Shares
                                        ---------------------------------------
                                             For the               For the
                                           Year Ended            Year Ended
                                        October 31, 1998       October 31, 1997
                                        ----------------       ----------------
   Shares sold .......................         518,215              382,670
   Shares issued to shareholders on
      reinvestment of dividends ......         190,021              224,594
   Shares redeemed ...................        (695,012)          (1,295,279)
                                          ------------         ------------
   Net increase/(decrease) in
      shares outstanding .............          13,224             (688,015)
                                          ============         ============

   Proceeds from sale of shares ......    $  5,635,106          $ 4,060,401
   Value of reinvested dividends .....       2,057,230            2,370,561
   Cost of shares redeemed ...........      (7,540,268)         (13,720,577)
                                          ------------         ------------
   Net increase/(decrease) from
       capital share transactions ....    $    152,068          $(7,289,615)
                                          ============         ============

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $21,658,111 and sales of investment securities aggregated $20,035,415 for the year ended October 31, 1998.

     On October 31, 1998, aggregate net unrealized appreciation over tax cost for portfolio securities was $6,625,236, of which $6,706,173 related to appreciated securities and $80,937 related to depreciated securities.

NOTE 5--Net Assets

     On October 31, 1998, net assets consisted of:

Paid-in capital:
   Flag Investors Class A Shares ....................               $34,201,512
   ISI Class Shares .................................                77,101,755
Accumulated undistributed net investment income .....                    32,118
 Unrealized appreciation of investments .............                 6,625,236
                                                                   ------------
                                                                   $117,960,621
                                                                   ============

NOTE 6--Shareholder Meeting

         On October 23, 1998, the Managed Municipal Fund held a special meeting for its shareholders. During the meeting, shareholders elected the following directors: Edward S. Hyman, Richard T. Hale, Jospeh R. Hardiman, Eugene J. McDonald, R. Alan Medaugh, James J. Cunnane, Louis E. Levy, Rebecca W. Rimel, and CarlW. Vogt,Esq.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Directors of
Managed Municipal Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managed Municipal Fund, Inc. (the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
December 1, 1998

PART C.               OTHER INFORMATION

Item 23.  Exhibits
         (a)    (1)  Articles of Incorporation incorporated by reference to
                     Exhibit 1(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                (2) Articles Supplementary to Articles of Incorporation dated December 15, 1993, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                (3) Articles Supplementary to Articles of Incorporation dated December 31, 1994, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (File No. 950116-96- 000098) on February 26, 1996.

                (4) Articles Supplementary to Articles of Incorporation dated October 23, 1998, filed herewith.

         (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N- 1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.


         (c)    (1)  ISI Managed Municipal Fund Shares, Specimen Certificate of
                     Common Stock, $.001 par value incorporated by reference to
                     Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.

                (2) Flag Investors Managed Municipal Fund Class A Shares, Specimen Certificate of Common Stock, $.001 par value incorporated by reference to Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and
                     Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.

         (d)    (1) Investment Advisory Agreement dated April 1, 1991 between
                    Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                (2) Expense Limitation Agreement dated March 1, 1999, filed herewith.

         (e)    (1)  Distribution Agreement (Flag Investors Shares) dated as of
                     August 31, 1997 between

                     Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit 6(a) to Post- Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                (2) Form of Participating Dealer Agreement for Flag Investors Managed Municipal Fund Shares between ICC Distributors, Inc. and Participating Dealers incorporated by reference to
                     Exhibit 6(b) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                (3) Form of Shareholder Servicing Agreement for Flag Investors Shares incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                (4) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc. incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                (5) Form of Agency Distribution Agreement for ISI Managed Municipal Fund Shares between International Strategy & Investment Group Inc. and Participating Dealers as in effect from April 1, 1997, incorporated by reference to
                     Exhibit 6(e) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                (6) Form of Shareholder Servicing Agreement for ISI Shares incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.


         (f)    None.

         (g) Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, filed herewith.

         (h)    (1)  Master Services Agreement between Registrant and Investment
                     Company Capital Corp. and Appendices for the provision of Administrative, Accounting and Transfer Agency Services incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

         (i) Opinion of Counsel incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

         (j)    Consent of PricewaterhouseCoopers LLP, filed herewith.

         (k)    None.

         (l) Form of Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

         (m)    (1)  Distribution Plan for the ISI Managed Municipal Fund Shares
                     incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                (2) Distribution Plan for the Flag Investors Managed Municipal Fund Class A Shares incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                (3) Amended Distribution Plan for the ISI Managed Municipal Fund Shares incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                (4) Amended Distribution Plan for the Flag Investors Managed Municipal Fund Class A Shares incorporated by reference to
                     Exhibit 15(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

         (n)    Financial Data Schedule, filed herewith.

         (o)    (1)  Rule 18f-3 Plan incorporated by reference to Exhibit 18(a)
                     to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                (2)  Amended Rule 18f-3 Plan, filed herewith.

         (p)    Powers of Attorney, filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or sovereign power under the law of which the company is organized.

          None.

Item 25.  Indemnification.

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Sections 1,2,3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 26.  Business and Other Connections of Investment Advisor.

         Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor and each director, officer or partner of the investment advisor, is or has been engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

         During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman, Chief Executive Officer and a Director of International Strategy & Investment Group Inc., the distributor for the Fund's ISI Managed Municipal Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President and a Director of International Strategy & Investment Group, Inc.; and Joel Fein, Chief Financial Officer of the Investment Advisor served as Chief Financial Officer of International Strategy & Investment Group Inc.


Item 27.  Principal Underwriters.

ICC DISTRIBUTORS, INC.

         (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

         ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc. (formerly Flag Investors Telephone Income Fund, Inc.), Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.

         (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

            Name and Principal                        Offices with              Position and Offices
            Business Address*                    Principal Underwriter            with Registrant
            ------------------                   ---------------------          --------------------
              John Y. Keffer                           President                        None

              Sara M. Morris                           Treasurer                        None

            David I. Goldstein                         Secretary                        None

            Benjamin L. Niles                        Vice President                     None

           Margaret J. Fenderson                  Assistant Treasurer                   None

              Dana L. Lukens                      Assistant Secretary                   None

             Nanette K. Chern                   Chief Compliance Officer                None

--------------
* Two Portland Square
  Portland, Maine  04101

         (c)  Not Applicable

INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.

         (a) International Strategy & Investment Group Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.

(b)
                            Position and
                            Offices with                  Position and
Name and Principal            Principal                   Offices with
Business Address**          Underwriter                     Registrant
------------------          ------------                  -------------
Edward S. Hyman             Chairman, Chief                 Chairman and
                            Executive Officer and           Director
                            Director

R. Alan Medaugh             Director                        President and
                                                            Director

Nancy Lazar                 Executive Vice                  Vice President
                            President and
                            Director

Joel Fein                   Chief Financial                  None
                            Officer
-------------
**  717 Fifth Avenue
    New York, New York  10022

    (c) Not applicable.

Item 28.  Location of Accounts and Records.

                      State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] thereunder.

                      Investment Company Capital Corp. ("ICC"), the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202 maintains physical possession of each such account, book or other document of the Fund, except for those accounts, books and documents maintained by the Registrant's investment advisor, International Strategy & Investment Inc. ("ISI"), 717 Fifth Avenue, New York, New York 10022, by the distributor of the Flag Investors Shares, ICC Distributors, Inc. Two Portland Square, Portland, Maine 04101, by the distributor for the ISI Managed Municipal Fund Shares, International Strategy & Investment Group Inc., 717 Fifth Avenue, New York, New York 10022, and by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

                      In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ICC each maintained physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer-agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29.  Management Services.

                      Provide a summary of the substantive provisions of any management related service contract not discussed in Part A or Part B of this Form disclosing the parties to the contract and the total amount dollars paid and by whom, for the Registrant's last three fiscal years.

                      See Exhibit g.

Item 30.  Undertakings.

                      (a)     Not applicable.

                      (b)     Not applicable.

                      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting the Registrant at (800) 767-3524 (for Flag Investors Shares) or (800) 955-7175 (for ISI Shares).

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 29th day of December, 1998.


                                        MANAGED MUNICIPAL FUND, INC.


                                        By: /s/ R. Alan Medaugh
                                           -----------------------------
                                           R. Alan Medaugh
                                           President and Director


                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:


           *               Chairman and Director              December 29, 1998
-----------------------                                       -----------------
Edward S. Hyman                                               Date

           *               Director                           December 29, 1998
-----------------------                                       -----------------
Richard T. Hale                                               Date

           *               Director                           December 29, 1998
-----------------------                                       -----------------
James J. Cunnane                                              Date

           *               Director                           December 29, 1998
-----------------------                                       -----------------
Joseph R. Hardiman                                            Date

           *               Director                           December 29, 1998
-----------------------                                       -----------------
Louis E. Levy                                                 Date

           *               Director                           December 29, 1998
-----------------------                                       -----------------
Eugene J. McDonald                                            Date

            *              Director                           December 29, 1998
-----------------------                                       -----------------
Rebecca W. Rimel                                              Date

            *              Director                           December 29, 1998
-----------------------                                       -----------------
Carl W. Vogt                                                  Date

 /s/ R. Alan Medaugh       President and                      December 29, 1998
-----------------------    Director                           -----------------
R. Alan Medaugh                                               Date

 /s/ Joseph A. Finelli     Chief Financial                    December 29, 1998
-----------------------    and Accounting                     -----------------
Joseph A. Finelli          Officer                            Date


*By: /s/Amy M. Olmert
     ---------------------
        Amy M. Olmert
        Attorney-In-Fact

                              EDGAR Exhibit Index
                              -------------------
Exhibit
Number

                  (a)      (1)  Articles of Incorporation incorporated by
                                reference to Exhibit 1(a) to Post-Effective
                                Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                           (2)  Articles Supplementary to Articles of
                                Incorporation dated December 15, 1993,
                                incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                           (3)  Articles Supplementary to Articles of
                                Incorporation dated December 31, 1994,
                                incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (File No. 950116-96-000098) on February 26,
                                1996.

EX-99.B.                   (4)  Articles Supplementary to Articles of
                                Incorporation dated October 23,1998, filed herewith.

                  (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.

                  (c)      (1)  ISI Managed Municipal Fund Shares, Specimen
                                Certificate of Common Stock, $.001 par value incorporated by reference to Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26,
                                1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26,
                                1997.

                           (2) Flag Investors Managed Municipal Fund Class A Shares, Specimen Certificate of Common Stock, $.001 par value incorporated by reference to
                                Exhibit 1, (Articles of Incorporation, as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and
                                Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No.

                                11 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February
                                26, 1997.

                  (d)  (1) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

EX-99.B                (2) Expense Limitation Agreement dated March 1, 1999,
                           filed herewith.

                  (e)      (1)  Distribution Agreement (Flag Investors Shares)
                                dated as of August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                           (2) Form of Participating Dealer Agreement for Flag Investors Managed Municipal Fund Shares between ICC Distributors, Inc. and Participating Dealers incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                           (3) Form of Shareholder Servicing Agreement for Flag Investors Shares incorporated by reference to
                                Exhibit 6(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25,
                                1998.

                           (4) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc. incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                           (5) Form of Agency Distribution Agreement for ISI Managed Municipal Fund Shares between International Strategy & Investment Group Inc. and Participating Dealers as in effect from April 1, 1997, incorporated by reference to
                                Exhibit 6(e) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25,
                                1998.

                           (6) Form of Shareholder Servicing Agreement for ISI Shares incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

                  (f)      None.

EX-99.B.          (g)      Custodian Agreement between Registrant and Bankers
                           Trust Company, dated June 5, 1998, filed herewith.

                  (h)      (1)  Master Services Agreement between Registrant and
                                Investment Company Capital Corp. and Appendices for the provision of Administrative, Accounting and Transfer Agency Services incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                950116-96- 000098) on February 26, 1996.

                  (i)      Opinion of Counsel incorporated by reference to
                           Exhibit 10 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

EX-99.B.          (j)      Consent of PricewaterhouseCoopers  LLP, filed
                           herewith.

                  (k)      None.

                  (l) Form of Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                  (m)      (1)  Distribution Plan for the ISI Managed Municipal
                                Fund Shares incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                           (2) Distribution Plan for the Flag Investors Managed Municipal Fund Class A Shares incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

                           (3) Amended Distribution Plan for the ISI Managed Municipal Fund Shares incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25,
                                1998.

                           (4) Amended Distribution Plan for the Flag Investors Managed Municipal Fund Class A Shares incorporated by reference to

                                Exhibit 15(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33- 32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25,
                                1998.

EX-99.B           (n)      Financial Data Schedule, filed herewith.

                  (o)      (1)  Rule 18f-3 Plan incorporated by reference to
                                Exhibit 18(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26,
                                1996.

EX-99.B.                   (2)  Amended Rule 18f-3 Plan, filed herewith.

EX-99.B.          (p)      Powers of Attorney, filed herewith.